SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         This Amendment, dated as of November 30, 2000, is made by and between NACO INDUSTRIES, INC., a Utah corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals
                                    --------

         The Borrower and the Lender have entered into a Credit and Security Agreement dated as of April 22, 1999, as previously amended (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

         The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "Interest Rate Margin" means three and one-half percent (3.5%); provided, however, that if no Default Period then exists and the Borrower's audited financial statements for the Borrower's fiscal year ending November 30, 2000, demonstrate that the Borrower's Net Income equals or exceeds $100,000, the Interest Rate Margin shall be reduced by one-half of one percent (0.5%) on the first day of the month following the month such financial statements are delivered; and provided further that if no Default Period then exists and the Borrower's audited financial statements for the Borrower's fiscal year ending November 30, 2001, demonstrate that the Borrower's Net Income equals or exceeds $150,000, the Interest Rate Margin shall be reduced by one-half of one percent (0.5%) on the first day of the month following the month such financial statements are delivered.

                  "Inventory Advance Rate" means, from December 1, 2000, through May 31, 2001, 70%; from June 1, 2001, through November 30, 2001, 65%;
         and at all other times, 60%.

                  "Maturity Date" means April 30, 2003.


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


         2. Section 6.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Section 6.13 Minimum Book Net Worth. The Borrower will maintain, as of each date described below, its Book Net Worth at an amount not less than the amount set forth opposite such date:

                           Date                                             Minimum Book Net Worth
                           ----                                             ----------------------
                    November 30, 2000                                              $703,000

                    February 28, 2001                                              $633,000

                       May 31, 2001                                                $838,000

                     August 31, 2001                                               $833,000

                November 30, 2001 and the
           last day of each quarter thereafter                                     $768,000"

         3. Section 6.14 of the Credit Agreement is hereby amended to read in its entirety as follows;

                  "Section 6.14 Minimum Net Income. The Borrower will achieve as of each date described below, cumulative Net Income of not less that the amount set forth opposite such date (amounts shown in parentheses are negative);

                           Date                                             Minimum YTD Net Income
                           ----                                             ----------------------
                    November 30, 2000                                              $(20,000)

                    December 31, 2000                                             $(114,000)

                     January 31, 2001                                             $(130,000)

                    February 29, 2001                                             $(110,000)

                      March 31, 2001                                               $(45,000)

                      April 30, 2001                                                $40,000

                       May 31, 2001                                                 $95,000

                      June 30, 2001                                                $140,000

                      July 31, 2001                                                $140,000

                     August 31, 2001                                                $90,000

                    September 30, 2001                                              $75,000

                     October 31, 2001                                               $50,000

                    November 30, 2001                                               $25,000"


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


         4. Section 6.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Section 6.15 New Covenants. On or before October 31, 2001, the Borrower and the Lender shall agree on new covenant levels for Sections 6.13, 6.14 and 7.10 for periods after November 30, 2001. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels."

         5. Section 7.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Section 7.10 Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $200,000 in the aggregate during any fiscal year."

         6. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

         7. Waiver of Defaults. The Borrower is in default of Section 6.13 of the Credit Agreement as of August 31, 2000, and Section 6.14 of the Credit Agreement as of May 31, 2000, (collectively, the "Default"). Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

         8.  Amendment  Fee.  The  Borrower  shall pay the Lender as of the date
hereof  a  fully  earned,   non-refundable  fee  in  the  amount  of  $5,000  in
consideration of the Lender's execution of this Amendment.

         9. Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 7 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, dully executed by the Guarantor.

                  (b) Payment of the fee described in Paragraph 8.

                  (c) Such other matters as the Lender may require.


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


         10. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligation hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is party or by which it or its properties may be bound or affected.

                  (c) All of the  representations  and  warranties  contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         11. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         12. No Other Waiver. Except as set forth in Paragraph 7 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         13. Release.     The  Borrower,   and  the  Guarantor  by  signing  the
Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participant, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of


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


action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         14. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 8 hereof.

         15. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.      NACO INDUSTRIES, INC.

By:                                    By:
   --------------------------------       ------------------------------------
   Its:                                   Its:
       ----------------------------           --------------------------------


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


                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

         The undersigned, a guarantor of the indebtedness of Naco Industries, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a Guaranty dated as of April 22, 1999 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 13 of the Amendment) and execution thereof; (iii) reaffirms his obligations to the Lender pursuant to the terms of his Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his Guaranty for all of the Borrower's present and future indebtedness to the Lender.


                                           -------------------------------------
                                           Verne Bray


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


                      SUPPLEMENTAL SECRETARY'S CERTIFICATE

         I, Verne E. Bray, the secretary of Naco Industries, Inc., a corporation formed under the laws of the State of Utah, hereby certify that the following person presently is duly constituted, appointed and acting as an officer of said corporation and is duly authorized to sign and to act generally on behalf of said corporation and that the signature appearing below is the authentic and official signature of said officer:

                 Name                 Title                     Sample Signature
                 ----                 -----                     ----------------
            Michael Hopkins         President
                                                        ------------------------

         The officer named herein is designated in addition to any and all persons previously designated as authorized to sign or to act on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto subscribed by name this ____ day of November, 2000.


                                             -----------------------------------
                                             Secretary


Attest by One Other Officer


-------------------------------


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